Exhibit 99.7

THIS INSTRUMENT PREPARED BY:

William T. Marshall

Robinson, Staley, Marshall & Duke, P.A.

400 W. Capitol, Suite 2891

Little Rock, Arkansas 72201

(501) 374-3818

MORTGAGE (WITH SECURITY AGREEMENT

AND ABSOLUTE ASSIGNMENT OF RENTS AND LEASES)

AND FIXTURE FILING

KNOW ALL PERSONS BY THESE PRESENTS:

(1)           That Mountain Top Property Holdings, LLC, a Georgia limited liability company, whose address is Two Buckhead Plaza, 3040 Peachtree Road NW, Suite 355 Atlanta, Georgia 30305 (the “Mortgagor”), for valuable consideration, the receipt and sufficiency of which is hereby acknowledged, does hereby grant, bargain, sell, convey and deliver unto White River Health System, Inc., with offices at 1710 Harrison St., Batesville, Arkansas 72502 (“Mortgagee”) unto its successors and assigns, the real property in Stone County, Arkansas and all improvements located thereon described on the attached Exhibit “A” which is incorporated herein by reference (the “Property”).

Mortgagor does also hereby grant, bargain, sell, assign, transfer, grant a security interest in, convey and deliver unto Mortgagee and unto its successors and assigns, all buildings, fixtures and improvements now or at any time hereafter located on the Property.

In addition to pledging the Property, Mortgagor does hereby presently bargain, grant, sell, convey, deliver, confirm and warrant unto Mortgagee, its successors and assigns, as an absolute assignment and not merely one for security, all of the right, title and interest of Mortgagor in and to all leases, subleases and rental agreements now or hereafter entered into, whether oral or written, which demise any portion of the above-described real property or improvements thereon, together with any and all extensions, renewals and modifications thereof (all such leases being hereinafter collectively referred to singularly as a “Lease,” and collectively as the “Leases”), together with any guarantees of the tenant’s obligations thereunder and the immediate and continuing right to collect and receive all rents, income, payments and profits arising out of said Leases, the Property or any part thereof, together with the right to all proceeds payable to Mortgagor.

It is understood and agreed by Mortgagor and Mortgagee that this assignment is intended to be and is an absolute assignment from Mortgagor to Mortgagee, and not merely the passing of a security interest; provided, however, that prior to an Event of Default (as defined in paragraph 6), Mortgagor shall have a license, without joinder of Mortgagee, to enforce the Leases and to collect the rents as they come due and retain, use and enjoy the same, but following an Event of Default (as defined in paragraph 6), no rents, issues or profits due under the terms of any of the Leases or rental or other arrangement shall be collected or accepted by Mortgagor without the prior written consent of Mortgagee.  Mortgagor will not:  (1) alter, modify or change the terms of any Lease or cancel or terminate any Lease or accept surrender or assignment or subletting thereof without prior written consent of Mortgagee in each instance; (2) alter, modify or change the terms of any guaranty of a Lease or cancel or terminate any such guaranty without the prior written consent of Mortgagee in each instance; (3) enter into any Lease without Mortgagee’s prior written consent in each instance; and (4) enter into any Lease on terms which are not commercially reasonable and representative of a fair market value lease negotiated at arms-length.  Mortgagor shall promptly (but in any event within ten (10) business days from Mortgagor’s receipt or sending thereof) deliver to Mortgagee a copy of any Lease; will promptly (but in any event within ten (10) business days from the time Mortgagor has actual knowledge thereof) notify Mortgagee if Mortgagor has reason to believe it will be unable to fulfill its obligations as lessor under any Lease or if Mortgagor has knowledge of any default by either Mortgagor or a tenant under any Lease.  Mortgagee may require that all security deposits and similar funds for security provided by a lessee or occupant be deposited with Mortgagee, or with any escrow agent satisfactory to Mortgagee, subject to the rights of the lessee or occupant, but otherwise subject to a security interest in favor of Mortgagee.  Furthermore, Mortgagor does hereby subordinate the Leases to this Mortgage.  The Property and Leases described above are sometimes collectively referred to herein as the “Mortgaged Property.”

(2)           TO HAVE AND TO HOLD the Mortgaged Property unto Mortgagee, its successors and assigns forever.

(3)           And Mortgagor covenants with Mortgagee, its successors and assigns, that Mortgagor will forever warrant and defend the title to the Mortgaged Property against all claims.

(4)           PROVIDED, however, the foregoing conveyance is given as a mortgage for the purpose of securing:

(a)           A Term Promissory Note of even date herewith, in the principal sum of Seven Hundred Fifty Thousand and No/100 Dollars ($750,000.00), which is incorporated herein by reference, and any successive modifications, extensions and renewals of the indebtedness represented thereby (without obligation by Mortgagee to so extend or renew), evidencing an indebtedness being due and payable as to both principal and interest as stated therein and with a final installment of all unpaid principal and accrued interest being absolutely due and payable no later than May 29, 2012.

(b)           The repayment to the Mortgagee of the indebtedness secured hereby of all reimbursable expense at any time accruing to such Mortgagee under the provisions of paragraph (7) hereof.

(c)           The payment of all future and additional indebtedness, direct or indirect, created before, on or after the date of this Mortgage (with Security Agreement and Absolute Assignment of Rents and Leases) and Fixture Filing (“Mortgage”) which may be owing by Mortgagor to Mortgagee at any time prior to the payment in full with interest of the indebtedness secured hereby or the foreclosure or release of record of this Mortgage; such additional indebtedness to be secured hereby regardless of whether it shall be predicated upon existing, concurrent or future loans or advances hereafter made by Mortgagee, or obligations hereafter acquired by such Mortgagee, through assignment, subrogation or otherwise, or shall represent indirect obligations (created prior to, concurrent with or after the date of this Mortgage), based on any endorsements, guaranties or suretyships; and it is agreed that this Mortgage shall stand as security for all such existing, concurrent, future and additional indebtedness, whether it be incurred for any purpose, similar or dissimilar to the purpose of the loans evidenced by the Notes.

(5)           Mortgagor agrees:

(a)           To pay, prior to delinquency, all taxes, special improvement assessments and other governmental charges against the Mortgaged Property, both real and personal, at any time levied or becoming due, and to annually provide Mortgagee with satisfactory evidence that said taxes and assessments have been paid.

(b)           To prevent the Mortgaged Property from becoming encumbered by any lien or charge having priority over, on a parity with or subordinate to the lien of this Mortgage; and to comply with all statutes, ordinances and regulations relating to or affecting the Mortgaged Property or its use.

(c)           To protect the Mortgaged Property from waste, injury or unusual deterioration and, without subjecting the Mortgaged Property to any statutory lien, to make all replacements and repairs necessary to keep the Mortgaged Property in good physical condition.

(6)           Mortgagee may, at its option, declare the entire principal balance of all indebtedness secured hereby, together with all interest and other sums accrued and unpaid and secured by this Mortgage, to be immediately due and payable, and the same shall forthwith become immediately due and payable (which acceleration of maturity may be accomplished only after provision of notice, in any one of the following events (an “Event of Default”)):

(a)           Upon the occurrence of any event which, under the terms of the Notes at any time warrants an acceleration of the maturity of indebtedness represented by the Notes; or

(b)           If Mortgagor shall fail to comply with any of the agreements contained in paragraph (5) of this Mortgage; or

(c)           If at any time it should appear that, without the prior written consent of Mortgagee, Mortgagor has sold or attempted to sell free from the lien of this Mortgage any personalty or removable fixture encumbered hereby, or is about to attempt such a sale, which in the reasonable opinion of Mortgagee will impair the security value of this instrument; or that any removable fixture encumbered hereby has been, or is about to be, moved to a different jurisdiction or subjected to physical damage or unusual deterioration; seized under legal process or subjected by Mortgagor or a third party to any other disposition which in the reasonable opinion of Mortgagee will impair the security value of this instrument; or

(d)           If Mortgagor’s title to the Mortgaged Property, or any portion thereof, is or becomes subject to any lien, title or interest other than the lien of this instrument; or

(e)           If Mortgagor shall sell or transfer any or all of the Mortgaged Property without the prior written consent of Lender; or

(f)            If Mortgagor (or any guarantor of the indebtedness secured hereby) shall default under any other loan, guaranty or agreement with Mortgagee.

The foregoing acceleration provisions will be applicable not only to the maturities recited in the original Notes but also to any substituted maturities created by extension or renewal.  The failure of Mortgagee to declare an acceleration of maturities when a ground therefor exists, even though such forbearance may be repeated from time to time, will not constitute a waiver of the right of such Mortgagee to accelerate maturities upon a reoccurrence of the same ground therefor; nor will the act of Mortgagee in remedying any condition resulting from default by Mortgagor bar Mortgagee from declaring an acceleration of maturities by reason of such default.

(7)           If Mortgagee shall expend any sum or sums for the protection of any of the Mortgaged Property or the lien of this mortgage (Mortgagee to have discretion as to the necessity of making any such expenditure), the repayment of such sum or sums on demand (with interest thereon from the date each expenditure at the maximum rate of interest allowed by applicable law) shall be the obligation of Mortgagor; and such obligation to repay will constitute a part of the indebtedness secured hereby.  The cost of any title commitment, abstract or supplemental abstract procured by Mortgagee to facilitate foreclosure or to verify lien priority will also constitute a part of the expense secured hereby.

(8)           In the event of a default hereunder, Mortgagee shall be entitled to the following remedies:

(a)           Mortgagee may enforce the lien of this Mortgage in respect to all real and personal property encumbered by foreclosure or otherwise in proceedings that are prosecuted simultaneously or separately in such order as Mortgagee may select.

(b)           Mortgagee shall be entitled, without any obligation to do so, to the appointment of a receiver to properly manage and maintain the Mortgaged Property.  Entitlement to a receiver is agreed to by Mortgagor without requirement by Mortgagee to prove possible waste, injury, a deterioration in the condition of any of the Mortgaged Property or mismanagement thereof by Mortgagor.  However, in no event shall Mortgagee be deemed a mortgagee-in-possession.

(c)           If the proceeds from sale of any of the Mortgaged Property are insufficient to fully discharge all sums secured hereby, then Mortgagee shall be entitled to a deficiency judgment against all persons and entities who are liable for the indebtedness secured hereby.

(d)           Mortgagee may proceed by a suit or suits in equity or at law, whether for the specific performance of any covenant or agreement herein contained or in aid of the execution of any power herein granted, or for any foreclosure hereunder or for the sale of the Property under the judgment or decree of any court or courts of competent jurisdiction.  In the event of a conflict hereunder and the same or similar or additional powers granted by any state or federal enactment to lenders such as Mortgagee, the latter shall be controlling and this Mortgage shall be deemed to have been amended or supplemented accordingly.

(e)           Mortgagee shall have all rights, remedies and recourses granted by all applicable law (or in equity), including without limitation those provided in this Mortgage and in any other chattel mortgage, deed of trust, leasehold mortgage, security agreement, pledge, contract of guaranty, assignment of leases or other instrument at any time securing, evidencing or perfecting the indebtedness secured by this Mortgage, and same (a) shall be cumulative, concurrent and nonexclusive, (b) may be pursued separately, successively or concurrently against Mortgagor or others obligated for the Notes and other obligations secured by or set forth in this Mortgage and any other instrument or document executed in connection therewith, or any part thereof or against any one or more of them, or against any or all of the Mortgaged Property, at the sole discretion of Mortgagee, and (c) may be exercised as often as occasion therefor shall arise, it being agreed by Mortgagor that the exercise of or failure to exercise any of same shall in no event be construed as a waiver or release thereof or any other right, remedy or recourse.

(9)           It is agreed by both Mortgagor and Mortgagee that this Mortgage (with Security Agreement and Absolute Assignment of Rents and Leases) and Fixture Filing shall properly suffice as a “fixture filing” pursuant to Ark. Code Ann. § 4-9-406.

(10)         Mortgagor waives any and all rights of appraisement sale and redemption under the laws of the State of Arkansas, and especially under Act 153 of 1899, codified at Ark. Code

Ann. § 18-49-106, and Acts amendatory thereof, and further waives any requirement or affirmative defense that Mortgagee marshal assets.

EXECUTED as of the 30 day of November, 2011

MORTGAGOR:

Mountain Top Property Holdings,LLC
a Georgia limited liability company

By:	/s/ Christopher F. Brogdon

Title:	Manager

MORTGAGEE:

WHITE RIVER HEALTH SYSTEM, INC.

By:	/s/ Gary L. Britten

Title:	CFO

		STATE OF GEORGIA	)
	) ss.	ACKNOWLEDGMENT
COUNTY OF FULTON	)

On this day, before me, a Notary Public, duly commissioned, qualified and acting, with and for said County and State, appeared in person the within named Christopher F. Brogdon,  Manager of Mountain Top Property Holdings, LLC, a Georgia limited liability company, and who stated that he was duly authorized in that capacity to execute the foregoing instrument for and in the name and on behalf of said corporation, and further stated and acknowledged that he had so signed, executed and delivered said foregoing instrument for the consideration, uses and purposes therein mentioned and set forth.

IN TESTIMONY WHEREOF, I have hereunto set my hand and official seal this 29th day of November, 2011.

/s/ Ellen Smith
Notary Public
My Commission Expires:
January 30, 2012
( S E A L )

STATE OF ARKANSAS )
) ss.	ACKNOWLEDGMENT
COUNTY OF PULASKI )

On this day, before me, a Notary Public, duly commissioned, qualified and acting, with and for said County and State, appeared in person the within named Gary Britten of White River Health System, Inc. an Arkansas non-profit corporation, and who stated he was duly authorized in that capacity to execute the foregoing instrument for and in the name and on behalf of said banking association, and further stated and acknowledged that he had so signed, executed and delivered said foregoing instrument for the consideration, uses and purposes therein mentioned and set forth.

IN TESTIMONY WHEREOF, I have hereunto set my hand and official seal this 29th day of November, 2011.

/s/ C. Michele Wood
Notary Public
My Commission Expires:
8-30-15
( S E A L )

EXHIBIT “A”

PROPERTY DESCRIPTION

Real property in the County of Stone, State of Arkansas, described as follows:

Part of the SE1/4 SW1/4, Section 1, Township 14 North, Range 11 West, Stone County, Arkansas and being part of the 4.87 acre tract recorded in Survey Book 5, Page 328 of the Chancery Records of said county, more particularly described as follows, to-wit: Beginning at a rebar found at the SE corner of said 4.87 acre tract, said point being in the West right of way line of Massey Avenue (40 foot right of way); thence South 89 degrees 28 minutes 05 seconds West a distance of 247.51 feet to a rebar found at the Southwest corner of said 4.87 acre tract; thence North 01 degrees 19 minutes 36 seconds West a distance of 196.86 feet to a rebar; thence North 89 degrees 28 minutes 05 seconds East a distance of 249.92 feet to a point in the West line of Massey Avenue; thence South 00 degrees 37 minutes 30 seconds East along said West line of Massey Avenue a distance of 196.85 feet to the point of beginning.